GOVERNMENT PARTICIPATION	12 Months Ended
Mar. 31, 2020
Government Grants [Abstract]
GOVERNMENT PARTICIPATION	GOVERNMENT PARTICIPATION
Government contributions, other than COVID-19 government support programs, were recognized as follows:

	2021	2020
Credited to non-financial assets	$11.7	$15.6
Credited to income	20.2	18.0
	$31.9	$33.6

COVID-19 government support programs
Governments around the world have responded to the COVID-19 pandemic by implementing a variety of financial relief measures and support programs for impacted businesses and employees. Government assistance programs that meet the definition of a government grant were accounted for under the specific requirements of IAS 20 - Accounting for Government Grants and Disclosure of Government Assistance.

The Company has accessed government programs in countries in which it operates. On April 11, 2020, the Canada Emergency Wage Subsidy (CEWS) was brought into law in Canada, which is intended to help Canadian businesses keep employees on their payroll through the challenges posed by the COVID-19 pandemic. The Company was eligible for the CEWS subsidy program throughout the fiscal year ended March 31, 2021, which allowed the Company to recall employees previously placed on furlough or reduced work weeks. The wage subsidies either flowed through directly to employees according to the objective of the subsidy programs and the way they were designed in certain countries, or the amounts were offset by the increased costs the Company incurred in revoking some of our initial cost saving measures including eliminating salary reductions and bringing back employees. For the year ended March 31, 2021, government contributions related to enacted COVID-19 support programs, mainly provided as a reimbursement of employee wages, totaled $160.5 million, of which $33.1 million were credited to non-financial assets and $127.4 million were credited to income. The Government of Canada has proposed to extend the CEWS program to September 2021, although continuation in the program is subject to meeting the eligibility requirements and the conditions of the program.

New financial participation agreements
On September 14, 2020, the Company concluded a new financial participation agreement with Investissement Québec (IQ). Under this agreement, IQ agreed to invest up to $30.0 million in repayable contributions on eligible spending related to Healthcare R&D programs.

In March 2021, the Company, along with other industry partners, entered into a new financial participation agreement with the government of Quebec, through the Ministry of Economy and Innovation for the L'aéronef de demain project. The project will focus on the acceleration of technology development, digital transformation and knowledge for the advancement of the aircraft of the future, in particular those with hybrid electric propulsion, and implementation of associated services. The government of Quebec has committed to contribute amounts up to 50% of eligible costs incurred by the Company to fiscal 2022, up to a maximum of $10 million in non‑refundable grants.